SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 13, 2025
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2025, Bread Financial Holdings, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format. A total of 42,851,128 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 88.69% of the Company’s shares outstanding as of March 20, 2025, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Proposal 1: Each of Ralph J. Andretta, Roger H. Ballou, John J. Fawcett, John C. Gerspach, Jr., Praniti Lakhwara, Rajesh Natarajan, Joyce St. Clair, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2026 annual meeting of stockholders.

Ralph J. Andretta

38,889,467	For
15,427	Against
55,946	Abstain
3,890,288	Broker Non-Votes

Roger H. Ballou

37,732,649	For
1,169,624	Against
58,566	Abstain
3,890,288	Broker Non-Votes

John J. Fawcett

38,649,648	For
252,259	Against
58,933	Abstain
3,890,288	Broker Non-Votes

John C. Gerspach, Jr.

38,882,130	For
20,221	Against
58,488	Abstain
3,890,288	Broker Non-Votes

Praniti Lakhwara

38,875,513	For
26,827	Against
58,499	Abstain
3,890,288	Broker Non-Votes

Rajesh Natarajan

38,630,115	For
237,857	Against
92,867	Abstain
3,890,288	Broker Non-Votes

Joyce St. Clair

38,566,313	For
336,788	Against
57,738	Abstain
3,890,288	Broker Non-Votes

Timothy J. Theriault

38,850,902	For
51,646	Against
58,292	Abstain
3,890,288	Broker Non-Votes

Laurie A. Tucker

38,423,698	For
478,999	Against
58,142	Abstain
3,890,288	Broker Non-Votes

Sharen J. Turney

38,368,355	For
495,606	Against
96,879	Abstain
3,890,288	Broker Non-Votes

(b) Proposal 2: Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

37,034,075	For
1,857,225	Against
69,539	Abstain
3,890,288	Broker Non-Votes

(c) Proposal 3: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was ratified by the Company’s stockholders.

41,906,939	For
874,903	Against
69,285	Abstain

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 14, 2025	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary